UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of Registrant as specified in charter)

790 North Water St., Suite 1200	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 790 North Water St., Suite 1200, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
(a)

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

Consistent Discipline, Fundamental Value

SEMI-ANNUAL REPORT

June 30, 2022

Mid Cap Value Fund

Value Plus Fund

Value Fund

A MESSAGE FROM OUR PRESIDENT AND CEO	1
HEARTLAND MID CAP VALUE FUND
Management’s Discussion of Fund Performance	2
HEARTLAND VALUE PLUS FUND
Management’s Discussion of Fund Performance	4
HEARTLAND VALUE FUND
Management’s Discussion of Fund Performance	6
THE HEARTLAND FAMILY OF EQUITY FUNDS
Additional Fund Characteristics	8
FINANCIAL STATEMENTS
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
ADDITIONAL INFORMATION
Expense Examples	28
Other Information	28
Definitions and Disclosures	29
Statement Regarding Liquidity Risk Management Program	30
Information Regarding Executive Officers and Directors	31

Dear Fellow Shareholders,

In early stages of a bear market, selling tends to be indiscriminate, as fearful investors, in their haste to head to sidelines, often take down high-quality companies alongside low-quality fare. This bear market appears to be following the same script, with many attractively priced, well-run businesses being hit alongside speculative assets ranging from Unicorns to Cryptos to growth stocks priced for perfection.

We believe this affords patient, long-term value investors the opportunity to build positions in high-quality stocks that usually don’t fall into their valuation parameters.

Extremely Negative Sentiment Sets up Opportunities

No one knows when this bear market will end, but we do know investor sentiment is extremely negative.

One gauge, a recent University of Michigan survey of consumer sentiment, fell to a record low of 50 in June. That’s the lowest level since 1952! Since consumers account for about 70% of GDP, historic drops such as this signal a potential economic slowdown which investors are pricing in.

Multiple compression has occurred, and stock prices could continue to be pressured as more companies reset their earnings guidance and overly optimistic analysts’ estimates are lowered amid recession fears.

However, historically low sentiment readings such as this have been a precursor to better stock returns ahead.

In our view, this presents an ideal setup for active fundamental investing coming to the fore.

As Benjamin Graham eloquently stated, “The intelligent investor is a realist who sells to optimists and buys from pessimists.”

Thus, for discerning investors who have the patience to look past current market gyrations, near-term vulnerability is creating an opportunity for selective bargain hunting.

Source: University of Michigan, University of Michigan: Consumer Sentiment [UMCSENT], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, 1/1/1978 to 6/30/2022 monthly. All indices are unmanaged. It is not possible to invest directly in an index. Past performance does not guarantee future results.

As we research and sort through companies that are hitting our radar, our pledge is to stay true to our philosophy and investment process. We don’t know when the markets will rebound but we believe attractively priced, well-financed businesses that generate free cash flow will inevitably recover to their intrinsic value for the benefit of patient long-term investors.

Thank you for your trust and confidence.

Sincerely,

Will Nasgovitz

President and Chief Executive Officer

Heartland Funds

PORTFOLIO MANAGEMENT TEAM	Colin P. McWey, CFA Will R. Nasgovitz Troy W. McGlone, CFA

MANAGEMENT REPORT

The pullback in equities in the first half of the year left investors with few places to hide. On a relative basis, active management and an orientation toward value cushioned the blow. The Heartland Mid Cap Value Fund Investor Class outperformed the Russell Mid Cap® Value Index with a narrower loss of 9.0% versus 16.2% for the benchmark.

Real Estate exemplified the extent to which allocation and security selection contributed to the Fund’s outperformance. The Fund’s average weight of holdings in the sector represented about 6.5% of the entire portfolio, compared to an average weighting of approximately 11.4% in the benchmark. Yet, within the fund, Real Estate holdings produced a positive return, which compared favorably to the benchmark Real Estate exposure, which produced double-digit losses in the first half. We favor assets with materially less leverage that tend to be more resilient in the event of tightening financial conditions.

One holding, Americold Realty Trust (COLD), is the second largest owner and operator of cold-storage warehouses in the world and represents a critical piece in the food-production supply chain. Unlike most real estate owners who only collect a rent check, Americold manages operations for tenants, which creates a meaningful barrier to entry. While the company’s shares came under selling pressure in the second half of last year and early in 2022 -- due to sharp declines in occupancy rates and inflationary pressures – April data published by the USDA suggests cold-storage inventories could be improving after a sustained period of contraction.

The portfolio also continued to be underweight Financials as the possibility for credit and asset value deterioration amid a worsening economy is likely to offset some of the tailwind a hawkish fed would normally provide. While holdings were down on an absolute basis, the group significantly outperformed the benchmark.

First Interstate BancSystem, Inc. (FIBK) represents one holding in the sector. We believe shares in First Interstate were oversold following its purchase of Great Western Bancorp last year. As of the end of Q2, shares were trading at 9.7x our FY23 earnings estimate, implying there could be considerable room to appreciate toward its historic median P/E multiple of 13.6x.

Meanwhile, the portfolio was overweight Industrials, but stock selection in the sector contributed to the Fund’s outperformance against the benchmark. This was driven by strong earnings updates from some of our names, considering the challenging backdrop.

Snap-on Inc. (SNA) represents a typical holding in that its recent earnings performance, which easily topped analyst expectations, underscored the company’s ability to pass on higher costs to customers. Snap-on designs and manufactures professional-grade tools with a particular focus on the automotive-repair industry. We believe its current valuation – trading at 12x earnings – leaves plenty of room to run.

The growing anxiety from geopolitical and interest rate risk is creating opportunities to upgrade the composition of the portfolio. While “deep value” mispricing opportunities remain on our radar, we can classify our activity into one of three different categories to capitalize on the availability of higher-quality names that now meet our valuation criteria.

First, we’re seeking to build on existing positions in holdings marked by attractive valuations and strong execution to contend with existing headwinds. We amassed positions in several of these companies throughout recent quarters, feeling that a “scarcity value” would be ascribed to stocks that experienced stabilizing or improving estimate revisions in a market where they are broadly going the wrong way.

Second, we’re pursuing opportunities to add to oversold positions. We may have little confidence in the near-term demand trends, but the market has already priced in a significant downturn and is overlooking a company’s ability to compound value over time.

Finally, the third category could be characterized as a “watch list” of quality companies best described as “early cycle compounders,” who have sold off enough to offer investors attractive long-term return potential against what remaining downside may exist. We are encouraged by the opportunity set that is building in this category.

While our defensive positioning has served the portfolio well, we will begin to contemplate a more definitive “early cycle” pivot amid a broad-based market selloff. It’s not about timing the market, but about placing our trust in a proven process to identify companies with attractive valuations, balance-sheet strength, and catalysts that can either fuel future growth or change investor perceptions.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of June 30, 2022	Inception Date	Year to Date*	One Year	Three Years	Five Years	Since Inception
Investor Class (HRMDX)	10/31/14	-8.98%	-3.95%	10.24%	8.66%	8.56%
Institutional Class (HNMDX)	10/31/14	-8.87%	-3.75%	10.51%	8.92%	8.83%
Russell Mid Cap® Value Index	—	-16.23%	-10.00%	6.70%	6.27%	6.92%

Index Source: FactSet Research Systems, Inc., and Russell®.

*	Not annualized.

In the prospectus dated 5/1/22, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.10% and 0.85%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class and 0.85% for the Institutional Class, through at least April 5, 2024, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.17% and 0.98% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION —

10/31/14 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., Heartland Advisors, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$274 mil
NAV (Investor Class)	$12.26
NAV (Institutional Class)	$12.33
Median market cap	$8.1 bil.
Weighted average market cap	$12.1 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

NOV, Inc.	4.80%
Teradata Corp.	3.63
Americold Realty Trust	3.36
Encompass Health Corp.	3.35
Skyworks Solutions, Inc.	3.08
Interactive Brokers Group, Inc	3.08
Flowserve Corp.	2.97
Kimberly-Clark Corp.	2.94
Kennametal, Inc.	2.6%
Equity Commonwealth	2.53

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/2022.

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Andrew J. Fleming, CFA

MANAGEMENT REPORT

The markets downshifted to “risk off” mode in the first half of the year, as rising rates and inflation pushed stocks into a bear market. In the early stages of a bear market, generally no amount of precautions can safeguard investors against losses. Still, the defensive stance that the Heartland Value Plus Fund Investor Class has taken over the past year—which includes focusing on attractively priced quality companies with strong balance sheets and low leverage—kept the Fund’s losses to 11.6% in the first half of of the year, versus the 17.3% decline for the Russell 2000® Value Index.

Our overweight in Healthcare also helped the Fund outperform on a relative basis to the benchmark. Many of our Healthcare securities did not benefit from the post-Covid rally in the stock market in 2021. As a result, the sector houses some of our cheapest holdings.

We regard Haemonetics (HAE), which provides disposables and devices used for blood and plasma collection, to be a recession-friendly company, and the stock’s significant gains in the first six months of this year reflects that. Haemonetics’ revenues aren’t dependent on a thriving economy. In fact, as households feel economic pressures, they are more likely to donate plasma, which increases demand for Haemonetics’ products. This helps the stock in an economic downturn.

So, too, does the company’s low leverage. Its net debt (debt outstanding minus cash) is currently only around 1.5 times EBITDA (earnings before interest, taxes, depreciation, and amortization). And the stock is trading at a modest 11 times 2022 EBITDA.

For the first half of the year, shares of Phibro Animal Health (PAHC) were down modestly, which compares favorably to the decline for other Healthcare companies. Phibro’s strength lies in its animal-health related franchise, producing medical feed additives and nutritional products for production animals. The company is also working on early-stage opportunities in its companion pet business—for instance, pet chews that prevent joint pain in dogs. Such advances could not only diversify its revenues but potentially provide a catalyst for the stock. Phibro is trading at only around 1x sales, and the stock has enjoyed insider buying.

To address inflation in the long-term, the economy will likely need to expand capacity through reshoring industrial production back to the United States. Several of our Industrial holdings are likely to benefit if this theme unfolds. Powell Industries (POWL), for instance, develops, manufactures, and services custom-engineered equipment systems that help regulate the flow of electricity. Powell’s products are used in oil and gas refining, mining and metals, electric utility, and other heavy industrial markets.

Until the recent quarter, Powell shares seemed to be acting like they were in their own mini recession after running up against a series of headwinds, including the Covid shutdowns, supply chain problems as the economy reopened, and inflation in the post-Covid environment. But thanks to a surge in the second quarter, Powell cut some of their losses and performed well versus their Industrial peers.

While the company has been working its way back to profitability, the stock is still trading below book value with an attractive dividend yield. This past quarter, Powell enjoyed very strong bookings, a proxy for future revenues, and benefited from the tailwind of the infrastructure build out while also being able to raise prices.

At first blush, it may not seem like there’s much for investors to cheer about. But as challenging as the market seems right now, this is an environment that can highlight active management. If we hit rockier shores, we believe defensive attributes such as attractive valuations and low leverage should provide relative downside protection.

And if the credit markets begin to shut down, attention will likely return to high-quality companies with strong balance sheets that don’t require access to the debt markets to finance their growth. These are all attributes that the Fund embraces regardless of where we are in the market cycle. We believe this approach is not only good for this downturn, but for the long term as well.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of June 30, 2022	Inception Date	Year to Date*	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRVIX)	10/26/93	-11.57%	-11.34%	9.89%	8.92%	8.07%	6.65%	9.11%	8.61%	9.77%
Institutional Class (HNVIX)	5/1/08	-11.47%	-11.16%	10.14%	9.17%	8.32%	6.90%	9.30%	8.76%	9.91%
Russell 2000® Value Index	—	-17.31%	-16.28%	6.18%	4.89%	9.05%	5.58%	7.77%	8.15%	9.20%

Index Source: FactSet Research Systems, Inc., and Russell®.

*	Not annualized.

In the prospectus dated 5/1/22, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.15% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/26/93 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$414 mil.
NAV (Investor Class)	$35.09
NAV (Institutional Class)	$34.87
Median market cap	$1.6 bil.
Weighted average market cap	$2.4 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Portland General Electric Co.	4.08%
Haemonetics Corp.	4.0%
ChampionX Corp.	3.83
Phibro Animal Health Corp.	3.63
American Vanguard Corp.	3.43
ATN International, Inc.	3.27
The Hanover Insurance Group, Inc.	3.00
Seacoast Banking Corp. of Florida	2.91
Resources Connection, Inc.	2.78
TreeHouse Foods, Inc.	2.68

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/2022.

PORTFOLIO MANAGEMENT TEAM	Will R. Nasgovitz Bill J. Nasgovitz

MANAGEMENT REPORT

“There are no new eras—excesses are never permanent.”

—Bob Farrell

With inflation higher than expected, the Fed dramatically raised interest rates and the broad market fell into the third bear market in the past 15 years. An unprecedented era of free money has come to an end and, with it, sky-high valuations for Unicorns, Cryptos, IPOs, and growth stocks priced for perfection.

Many unprofitable companies, once valued in the billions, have plummeted -50%, -75%, or more, from their recent highs. Small value stocks were not spared during the selloff but held up better. The Heartland Value Fund Investor Class fell 14.2% in the first half of this year, versus losses of 17.3% for the Russell 2000® Value Index.

The indiscriminate selling in the early stages of a bear market isn’t much fun, as we’ve seen a few of our holdings marked down to only four times earnings, while some are priced below cash per share and many below book value. But these periods in the market offer the possibility for enterprising, disciplined value investors to get a crack at well-managed companies with strong balance sheets that usually don’t fall into the low price-to-earnings value category.

Contributors to Our Performance

With inflation remaining persistent, the ability to pass on rising prices has become a real test for companies and a differentiator for the performance of their underlying securities.

Here are examples of the types of attractively valued businesses held in the Fund:

As can be seen by any trip to the gas station, another pocket of pricing power has been energy, which was a top-performing sector on a year-to-date basis. In this area, HF Sinclair (DINO) was a standout for the portfolio. Sinclair is a refiner, which is the process that converts crude oil into a mix of differentiated petroleum products, including gasoline.

The profitability, known as the crack spread, of a refinery comes from the difference in value between the crude oil it processes and the finished goods it produces. DINO has benefitted from favorable supply and demand dynamics, resulting in a strong positive spread. After a doubling of the stock price, we trimmed the position, with the majority still held, as we believe the company’s current return profile warrants a sizable premium to the current valuation modestly above book value and just six times estimated earnings.

Value Fund Valuations

Source: FactSet Research Systems Inc., Russell®, Standard & Poor’s, and Heartland Advisors, Inc., as of 6/30/2022. Price/Earnings and EV/EBITDA are calculated as weighted harmonic average. Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Certain outliers may be excluded. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. All indices are unmanaged. It is not possible to invest directly in an index. Past performance does not guarantee future returns.

Though a recession could weigh on economically sensitive sectors in general, an area where we have been seeing strength is Industrials exposed to the energy patch and utilities. Northwest Pipe Co. (NWPX), North America’s largest manufacturer of engineered steel water pipe systems, with 50% share, is benefitting from the growing demand for clean water, which has rebounded post Covid and remains heightened by drought and population growth in warmer, drier regions of the country. Last quarter, Northwest’s backlog hit a record high of more than $400 million, and a strong bidding environment bodes well for future business. Yet Northwest Pipe remains an attractive value in the water sector, as the stock is priced well below its peers at eight times cash flow and 12 times earnings per share.

The downturn has created yet another opportunity—the chance to revisit companies we’ve held in the past but have had to trim due to valuation considerations. One example was Carriage Services (CSV), a leading owner of funeral homes and cemetery operations throughout the country. CSV’s economies of scale, professional management, and superior operating model has allowed it to take share organically and through value-added acquisitions, in what we view as an attractive, highly cash flow generative industry.

The stock has sold off materially, likely in sympathy with its consumer discretionary peers that are often economically sensitive. We continue to forecast robust fundamentals for CSV as its demand tends to be highly inelastic. Trading at less than 10 times enterprise value to EBITDA and at 11 times Heartland’s estimate of current year earnings, we believe CSV is attractive and added to the position.

Outlook

Amid the current sell-off in equities, the significant valuation disparity between growth and value stocks has narrowed, but in our opinion has much further to go. It will take some time for this massive speculative bubble to fully deflate. In the meantime, we remain focused on the same disciplined investment process that we have been utilizing for decades to uncover undervalued businesses priced well below their intrinsic worth.

So far, in a period of excessive pessimism, we have been able to assemble a portfolio of what we believe to be compelling opportunities that should participate in the continuing resurgence of common-sense value investing.

Thank you for your continued trust and confidence.

FUND SUMMARY

Average Annual Total Returns as of June 30, 2022	Inception Date	Year to Date*	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRTVX)	12/28/84	-14.17%	-11.04%	7.04%	5.31%	7.27%	4.21%	7.30%	7.89%	10.96%
Institutional Class (HNTVX)	5/1/08	-14.12%	-10.94%	7.17%	5.46%	7.44%	4.38%	7.43%	8.00%	11.03%
Russell 2000® Value Index	—	-17.31%	-16.28%	6.18%	4.89%	9.05%	5.58%	7.77%	8.15%	10.45%

Index Source: FactSet Research Systems, Inc., and Russell®.

*	Not annualized.

In the prospectus dated 5/1/22, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.04% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 12/28/84 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	90
Net assets	$629 mil.
NAV (Investor Class)	$39.85
NAV (Institutional Class)	$40.86
Median market cap	$803 mil.
Weighted average market cap	$2.5 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

ALLETE, Inc.	2.80%
Perrigo Co. PLC	2.58
HF Sinclair Corp.	2.51
Americold Realty Trust	2.39
Radian Group, Inc.	2.34
Capital City Bank Group, Inc.	2.21
Century Communities, Inc.	2.14
Encompass Health Corp.	2.14
Sunstone Hotel Investors, Inc.	1.97
Cowen, Inc. (Class A)	1.88

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/2022.

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2022. These sectors represent groupings of industry classifications.

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Communication Services	0.4%	2.0%	3.3%
Consumer Discretionary	7.7	9.7	4.9
Consumer Staples	9.9	2.3	5.6
Energy	6.3	8.2	8.1
Financials	15.4	19.5	17.8
Health Care	13.6	13.1	13.9
Industrials	18.4	16.1	19.9
Information Technology	11.3	5.4	4.6
Materials	5.2	5.8	8.7
Real Estate	6.4	8.3	7.2
Utilities	5.0	5.0	4.1
Short-Term Investments	0.4	4.6	1.9
Total	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

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HEARTLAND MID CAP VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2022

	SHARES	VALUE
COMMON STOCKS (99.6%)
Aerospace & Defense (2.8%)
BWX Technologies, Inc.	93,288	$5,139,236
Howmet Aerospace, Inc.	83,944	2,640,039
		7,779,275

Automobiles (1.5%)
Thor Industries, Inc.	54,977	4,108,431

Banks (4.6%)
First Interstate BancSystem, Inc. (Class A)	180,523	6,879,731
Popular, Inc.	75,503	5,808,446
		12,688,177

Building Products (1.9%)
A.O. Smith Corp.	92,777	5,073,046

Capital Markets (5.6%)
Cboe Global Markets, Inc.	59,949	6,785,627
Interactive Brokers Group, Inc.	152,948	8,413,670
		15,199,297

Chemicals (5.2%)
Eastman Chemical Co.	24,676	2,215,164
FMC Corp.	50,154	5,366,980
PPG Industries, Inc.	58,969	6,742,515
		14,324,659

Communications Equipment (2.3%)
F5, Inc.(a)	41,549	6,358,659

Diversified Telecommunication Services (0.4%)
Cogent Communications Holdings, Inc.	17,842	1,084,080

Electric Utilities (3.8%)
Constellation Energy Corp.	103,551	5,929,330
FirstEnergy Corp.	115,233	4,423,795
		10,353,125

Energy Equipment & Services (4.8%)
NOV, Inc.	776,616	13,132,577

Equity Real Estate Investment Trusts (REITs) (6.4%)
Americold Realty Trust	305,536	9,178,302
Equity Commonwealth(a)	251,161	6,914,462
PS Business Parks, Inc.	7,247	1,356,276
		17,449,040

Food Products (4.7%)
Cal-Maine Foods, Inc.	55,589	2,746,652
Conagra Brands, Inc.	192,194	6,580,723
Post Holdings, Inc.(a)	42,770	3,522,110
		12,849,485

Health Care Equipment & Supplies (1.5%)
Smith & Nephew PLC (ADR)	149,090	$4,162,593

Health Care Providers & Services (10.2%)
AmerisourceBergen Corp.	38,264	5,413,591
Centene, Inc.(a)	75,854	6,418,007
Encompass Health Corp.	163,480	9,163,054
Quest Diagnostics, Inc.	51,116	6,797,405
		27,792,057

Hotels, Restaurants & Leisure (1.9%)
Expedia, Inc.(a)	53,301	5,054,534

Household Durables (0.9%)
Mohawk Industries, Inc.(a)	19,984	2,479,815

Household Products (5.2%)
Kimberly-Clark Corp.	59,563	8,049,939
Spectrum Brands Holdings, Inc.	75,197	6,167,658
		14,217,597

Insurance (5.2%)
Markel Corp.(a)	4,571	5,911,446
Old Republic International Corp.	123,843	2,769,130
Reinsurance Group of America, Inc.	47,805	5,607,048
		14,287,624

IT Services (2.3%)
Genpact, Ltd.	147,461	6,246,448

Machinery (8.7%)
Allison Transmission Holdings, Inc.	119,668	4,601,235
Flowserve Corp.	284,050	8,132,351
Kennametal, Inc.	314,352	7,302,397
Snap-on, Inc.	19,550	3,851,937
		23,887,920

Marine (2.0%)
Kirby Corp.(a)	89,375	5,437,575

Multi-Utilities (1.2%)
NorthWestern Corp.	57,034	3,361,014

Oil, Gas & Consumable Fuels (1.5%)
Pioneer Natural Resources Co.	18,595	4,148,173

Pharmaceuticals (1.9%)
Perrigo Co. PLC	127,160	5,158,881

Road & Rail (1.6%)
AMERCO	9,062	4,333,720

Semiconductors & Semiconductor Equipment (3.1%)
Skyworks Solutions, Inc.	90,946	$8,425,237

Software (3.6%)
Teradata Corp.(a)	268,214	9,926,600

Specialty Retail (3.5%)
Advance Auto Parts	32,723	5,664,024
CarMax, Inc.(a)	42,692	3,862,772
		9,526,796
Trading Companies & Distributors (1.3%)
Watsco, Inc.	15,070	3,599,017

TOTAL COMMON STOCKS
(Cost $278,598,637)		$272,445,452

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.1%)
Time Deposits (0.1%)
Citibank (New York)(b)	0.91%	$311,851	$311,851

TOTAL SHORT-TERM INVESTMENTS
(Cost $311,851)			$311,851

TOTAL INVESTMENTS - (99.7%)
(Cost $278,910,488)			$272,757,303
OTHER ASSETS AND LIABILITIES, NET - (0.3%)			814,753
TOTAL NET ASSETS - (100.0%)			$273,572,056

The accompanying Notes to Financial Statements are an integral part of these Statements.

10	www.heartlandadvisors.com

HEARTLAND VALUE PLUS FUND	SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.1%)
Aerospace & Defense (3.6%)
Kratos Defense & Security Solutions, Inc.(a)	320,000	$4,441,600
Park Aerospace Corp.	820,000	10,463,200
		14,904,800

Automobiles (2.1%)
Harley-Davidson, Inc.	275,000	8,706,500

Banks (12.0%)
Associated Banc-Corp	500,000	9,130,000
Glacier Bancorp, Inc.	150,000	7,113,000
Independent Bank Corp.	105,000	8,340,150
Old National Bancorp	450,000	6,655,500
Seacoast Banking Corp. of Florida	365,000	12,059,600
Texas Capital Bancshares, Inc.(a)	120,000	6,316,800
		49,615,050

Beverages (0.5%)
Primo Water Corp.	150,000	2,007,000

Chemicals (3.4%)
American Vanguard Corp.	635,000	14,192,250

Commercial Services & Supplies (2.1%)
Brady Corp. (Class A)	50,000	2,362,000
CoreCivic, Inc.(a)	585,000	6,499,350
		8,861,350

Construction & Engineering (2.7%)
Granite Construction, Inc.	380,000	11,073,200

Containers & Packaging (1.5%)
TriMas Corp.	225,000	6,230,250

Diversified Telecommunication Services (3.3%)
ATN International, Inc.	289,000	13,556,990

Electric Utilities (4.1%)
Portland General Electric Co.	350,000	16,915,500

Electrical Equipment (2.4%)
Powell Industries, Inc.	425,000	9,932,250

Electronic Equipment, Instruments & Components (4.6%)
Knowles Corp.(a)	500,000	8,665,000
Methode Electronics, Inc.	275,000	10,186,000
		18,851,000

	SHARES	VALUE
Energy Equipment & Services (8.2%)
ChampionX Corp.	800,000	$15,880,000
Dril-Quip, Inc.(a)	400,000	10,320,000
Helmerich & Payne, Inc.	175,000	7,535,500
		33,735,500

Equity Real Estate Investment Trusts (REITs) (7.2%)
Lamar Advertising Co.
(Class A)	75,000	6,597,750
PotlatchDeltic Corp.	185,000	8,175,150
PS Business Parks, Inc.	57,500	10,761,125
Sunstone Hotel Investors, Inc.(a)	450,000	4,464,000
		29,998,025
Food Products (3.5%)
Tootsie Roll Industries, Inc.	100,000	3,535,000
TreeHouse Foods, Inc.(a)	265,000	11,082,300
		14,617,300

Health Care Equipment & Supplies (8.0%)
AngioDynamics, Inc.(a)	310,000	5,998,500
Avanos Medical, Inc.(a)	385,000	10,525,900
Haemonetics Corp.(a)	255,000	16,620,900
		33,145,300

Health Care Providers & Services (0.8%)
Cross Country Healthcare, Inc.(a)	150,000	3,124,500
Hanger, Inc.(a)	25,000	358,000
		3,482,500

Health Care Technology (1.4%)
HealthStream, Inc.(a)	275,000	5,970,250

Household Products (1.6%)
Oil-Dri Corp. of America	210,000	6,436,500

Insurance (5.8%)
Old Republic International Corp.	200,000	4,472,000
ProAssurance Corp.	300,000	7,089,000
The Hanover Insurance Group, Inc.	85,000	12,431,250
		23,992,250

Leisure Products (1.3%)
Acushnet Holdings Corp.	125,000	5,210,000

Machinery (4.1%)
Astec Industries, Inc.	160,000	6,524,800
Douglas Dynamics, Inc.	150,000	4,311,000
Enerpac Tool Group Corp.
(Class A)	320,000	6,086,400
		16,922,200

Metals & Mining (3.8%)
Materion Corp.	125,000	9,216,250
Schnitzer Steel Industries, Inc. (Class A)	200,000	6,568,000
		15,784,250

	SHARES	VALUE
Pharmaceuticals (3.6%)
Phibro Animal Health Corp. (Class A)	785,000	$15,017,050

Professional Services (2.8%)
Resources Connection, Inc.	565,000	11,509,050

Road & Rail (1.0%)
Heartland Express, Inc.	300,000	4,173,000

Textiles, Apparel & Luxury Goods (1.5%)
Carter's, Inc.	90,000	6,343,200

Trading Companies & Distributors (1.2%)
NOW, Inc.(a)	510,000	4,987,800

TOTAL COMMON STOCKS
(Cost $392,574,214)		$406,170,315

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.8%)
Time Deposits (1.8%)
JPM Chase (New York)(b)	0.91%	$7,437,063	$7,437,063

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,437,063)			$7,437,063

TOTAL INVESTMENTS - (99.9%)
(Cost $400,011,277)			$413,607,378
OTHER ASSETS AND LIABILITIES, NET - (0.1%)			492,462
TOTAL NET ASSETS - (100.0%)			$414,099,840

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2022	11

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (95.4%)
Aerospace & Defense (2.6%)
Aerojet Rocketdyne Holdings, Inc.(a)	200,000	$8,120,000
BWX Technologies, Inc.	150,000	8,263,500
		16,383,500

Automobiles (0.9%)
Thor Industries, Inc.	80,000	5,978,400

Banks (11.8%)
Associated Banc-Corp	300,000	5,478,000
Bancorp, Inc.(a)	150,000	2,928,000
Canadian Western Bank (CAD)(c)	388,000	7,846,209
Capital City Bank Group, Inc.	500,000	13,945,000
First Internet Bancorp	301,671	11,107,526
First Interstate BancSystem, Inc. (Class A)	150,000	5,716,500
Heritage Financial Corp.	300,000	7,548,000
Texas Capital Bancshares, Inc.(a)	200,000	10,528,000
TriCo Bancshares	200,000	9,128,000
		74,225,235

Capital Markets (2.2%)
Cowen, Inc. (Class A)	500,000	11,845,000
US Global Investors, Inc.
(Class A)	450,000	1,989,000
		13,834,000

Chemicals (1.0%)
Core Molding
Technologies, Inc.(a)	405,000	3,721,950
Nufarm, Ltd. (AUD)(c)	700,000	2,468,510
		6,190,460

Commercial Services & Supplies (1.5%)
CECO Environmental Corp.(a)	800,000	4,784,000
Perma-Fix Environmental Services, Inc.(a)(d)	852,000	4,421,880
		9,205,880

Communications Equipment (0.9%)
AudioCodes, Ltd.	175,000	3,857,000
Sierra Wireless, Inc.(a)	75,000	1,755,000
		5,612,000
Construction & Engineering (4.3%)
MDU Resources Group, Inc.	400,000	10,796,000
Northwest Pipe Co.(a)	395,000	11,826,300
Sterling Infrastructure, Inc.(a)	200,000	4,384,000
		27,006,300

Consumer Finance (1.0%)
Ezcorp, Inc. (Class A)(a)	800,000	$6,008,000

Diversified Consumer Services (3.0%)
Carriage Services, Inc.	155,000	6,145,750
Lincoln Educational Services Corp.(a)(d)	1,850,000	11,673,500
Zovio, Inc.(a)	1,225,000	1,188,373
		19,007,623

Electric Utilities (2.8%)
ALLETE, Inc.	299,500	17,604,610

Electrical Equipment (1.7%)
EnerSys	20,000	1,179,200
FTC Solar, Inc.(a)	600,000	2,172,000
Orion Energy Systems, Inc.(a)	875,000	1,758,750
Thermon Group Holdings, Inc.(a)	400,000	5,620,000
		10,729,950

Electronic Equipment, Instruments & Components (0.9%)
Advanced Energy Industries, Inc.	80,000	5,838,400

Energy Equipment & Services (2.0%)
Geospace Technologies Corp.(a)	300,000	1,422,000
NOV, Inc.	650,000	10,991,500
		12,413,500

Equity Real Estate Investment Trusts (REITs) (7.4%)
Alpine Income Property Trust, Inc.	200,000	3,584,000
Americold Realty Trust	500,000	15,020,000
BSR Real Estate Investment Trust (CAD)(c)	300,000	4,423,555
Highwoods Properties, Inc.	200,000	6,838,000
PotlatchDeltic Corp.	100,000	4,419,000
Sunstone Hotel Investors, Inc.(a)	1,250,000	12,400,000
		46,684,555

Food Products (2.3%)
Landec Corp.(a)	1,050,000	10,468,500
SunOpta, Inc.(a)	500,000	3,890,000
		14,358,500

Health Care Equipment & Supplies (4.2%)
Accuray, Inc.(a)	2,900,000	5,684,000
Haemonetics Corp.(a)	140,000	9,125,200
Orthofix Medical, Inc.(a)	500,000	11,770,000
		26,579,200

Health Care Providers & Services (5.1%)
Encompass Health Corp.	240,000	$13,452,000
InfuSystem Holdings, Inc.(a)	255,000	2,455,650
Patterson Cos., Inc. (Class A)	350,000	10,605,000
PetIQ, Inc. (Class A)(a)	350,000	5,876,500
		32,389,150
Health Care Technology (0.8%)
Computer Programs and Systems, Inc.(a)	150,000	4,795,500

Hotels, Restaurants & Leisure (1.0%)
Everi Holdings, Inc.(a)	200,000	3,262,000
Potbelly Corp.(a)	548,763	3,100,511
		6,362,511

Household Durables (2.1%)
Century Communities, Inc.	300,000	13,491,000

Insurance (1.0%)
Old Republic International Corp.	150,000	3,354,000
Tiptree, Inc.	300,000	3,186,000
		6,540,000
IT Services (2.3%)
Cantaloupe, Inc.(a)	750,000	4,200,000
DXC Technology Co.(a)	225,000	6,819,750
EVERTEC, Inc.	90,000	3,319,200
		14,338,950
Leisure Products (0.4%)
MasterCraft Boat Holdings, Inc.(a)	112,736	2,373,093

Life Sciences Tools & Services (0.4%)
Harvard Bioscience, Inc.(a)	631,590	2,273,724

Machinery (1.5%)
Shyft Group, Inc.	300,000	5,577,000
Twin Disc, Inc.(a)	400,000	3,624,000
		9,201,000
Media (2.0%)
iHeartMedia, Inc. (Class A)(a)	750,000	5,917,500
Marchex, Inc. (Class B)(a)	761,036	1,004,568
WideOpenWest, Inc.(a)	325,000	5,918,250
		12,840,318

The accompanying Notes to Financial Statements are an integral part of these Statements.

12	www.heartlandadvisors.com

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)

Metals & Mining (4.8%)
Arconic Corp.(a)	300,000	$8,415,000
Centerra Gold, Inc.	1,700,000	11,475,000
Major Drilling Group International, Inc. (CAD)(a)(c)	500,000	3,507,613
Osisko Gold Royalties, Ltd.	700,000	7,070,000
		30,467,613

Oil, Gas & Consumable Fuels (6.2%)
ARC Resources, Ltd. (CAD)(c)	750,000	9,456,572
Berry Corp. (Class A)	1,000,000	7,620,000
Denbury, Inc.(a)	100,000	5,999,000
HF Sinclair Corp.	350,000	15,806,000
		38,881,572

Pharmaceuticals (2.6%)
Perrigo Co. PLC	400,000	16,228,000

Professional Services (3.0%)
Barrett Business Services, Inc.	150,000	10,930,500
Hudson Global, Inc.(a)(d)	259,800	8,157,720
		19,088,220

Real Estate Management & Development (0.9%)
Forestar Group, Inc.(a)	400,000	5,476,000

Road & Rail (0.4%)
Marten Transport, Ltd.	150,000	2,523,000

Semiconductors & Semiconductor Equipment (1.3%)
Amtech Systems, Inc.(a)	300,000	2,190,000
Photronics, Inc.(a)	300,000	5,844,000
		8,034,000

Specialty Retail (0.9%)
Aaron's Co., Inc.	300,000	4,365,000
Indigo Books & Music, Inc. (CAD)(a)(c)	367,300	1,032,960
		5,397,960

Textiles, Apparel & Luxury Goods (1.3%)
Carter's, Inc.	80,000	5,638,400
Unifi, Inc.(a)	200,000	2,812,000
		8,450,400

Thrifts & Mortgage Finance (3.5%)
MGIC Investment Corp.	600,000	7,560,000
Radian Group, Inc.	750,000	14,737,500
		22,297,500

Trading Companies & Distributors (1.2%)
NOW, Inc.(a)	750,000	7,335,000

Water Utilities (2.2%)
Consolidated Water Co., Ltd.	600,000	$8,700,000
Pure Cycle Corp.(a)	500,000	5,270,000
		13,970,000
TOTAL COMMON STOCKS
(Cost $559,961,301)		$600,414,624

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.8%)
Time Deposits (4.8%)
Citibank (New York)(b)	0.91%	$29,923,192	$29,923,192

TOTAL SHORT-TERM INVESTMENTS
(Cost $29,923,192)			$29,923,192

TOTAL INVESTMENTS - (100.2%)
(Cost $589,884,493)			$630,337,816
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(995,714)
TOTAL NET ASSETS - (100.0%)			$629,342,102

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2022	13

HEARTLAND FUNDS	SCHEDULES OF INVESTMENTS - FOOTNOTES
June 30, 2022 (Unaudited)

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2022.

(c)	Traded in a foreign country.

(d)	Affiliated company. See Note 10 to Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022 (Unaudited)

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$278,910,488	$400,011,277	$589,884,493
Investments in securities, at value	$272,757,303	$413,607,378	$606,084,716
Investments in affiliates, at value (See Note 10)	–	–	24,253,100
Total Investments, at value	272,757,303	413,607,378	630,337,816
Receivable for securities sold	2,988,032	507,059	269,715
Accrued dividends and interest	320,921	502,988	457,498
Receivable for capital shares issued	81,548	31,924	8,213
Prepaid expenses	35,323	52,311	90,182
Total Assets	276,183,127	414,701,660	631,163,424

LIABILITIES:
Payable for securities purchased	2,485,681	392,180	1,268,725
Payable for capital shares redeemed	44,894	97,072	399,050
Accrued expenses
Management fees	612	23,934	39,306
Distribution fees - Investor Class	3,511	5,462	8,269
Fund accounting fees	19,709	21,747	36,685
Transfer agency fees	36,400	47,014	46,152
Custody fees	994	3,254	5,019
Audit fees	19,270	11,157	18,116
Legal fees	–	–	–
Printing fees	–	–	–
Total Liabilities	2,611,071	601,820	1,821,322
TOTAL NET ASSETS	$273,572,056	$414,099,840	$629,342,102

NET ASSETS CONSIST OF:
Paid-in capital	$254,420,674	$395,684,564	$524,602,663
Total distributable earnings	19,151,382	18,415,276	104,739,439
TOTAL NET ASSETS	$273,572,056	$414,099,840	$629,342,102

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$194,378,661	$264,743,198	$571,953,945
Shares outstanding	15,859,983	7,544,900	14,353,281
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$12.26	$35.09	$39.85
INSTITUTIONAL CLASS:
Net assets	$79,193,395	$149,356,642	$57,388,157
Shares outstanding	6,424,361	4,283,337	1,404,347
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$12.33	$34.87	$40.86

(a)	Includes cost of investments in affiliates of $– for the Mid Cap Value Fund, $- for the Value Plus Fund and $24,331,899 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.
Semi-Annual Report | June 30, 2022	15

HEARTLAND FUNDS	STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2022 (Unaudited)

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$2,693,966	$3,889,118	$4,122,516
Interest	1,146	10,736	29,311
Foreign taxes withheld	(9,847)	(10,412)	(105,949)
Total Investment Income	2,685,265	3,889,442	4,045,878

EXPENSES:
Management fees	1,101,119	1,562,524	2,607,819
Distribution fees - Investor Class	148,031	347,078	610,200
Transfer agency fees	184,089	277,854	249,039
Fund accounting fees	56,907	82,912	128,381
Custodian fees	9,167	14,330	24,095
Printing and communication fees	16,050	29,576	44,133
Postage fees	6,150	9,463	6,516
Legal fees	31,384	47,850	74,263
Registration fees	19,142	39,330	27,793
Directors’ fees	24,181	38,688	59,491
Audit and tax fees	9,850	11,162	12,315
Insurance fees	13,679	21,796	33,699
Other expenses	13,493	18,659	29,239
Total Expenses before waivers	1,633,242	2,501,222	3,906,983
Expenses waived by investment advisor (See Note 6)	122,124	–	–
Total Expenses after waivers	1,511,118	2,501,222	3,906,983
NET INVESTMENT INCOME	1,174,147	1,388,220	138,895

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	23,731,742	(1,842,445)	54,303,537
Investments - Affiliated securities (See Note 10)	–	–	(62,055)
Foreign currency translation	–	–	(11,917)
Net change in unrealized appreciation (depreciation) on:
Investments	(52,123,171)	(54,872,881)	(159,107,358)
Investments - Affiliated securities (See Note 10)	–	–	(1,504,735)
Foreign currency translation	–	–	644,798
TOTAL REALIZED & UNREALIZED NET (LOSSES) ON INVESTMENTS, AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(28,391,429)	(56,715,326)	(105,737,730)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,217,282)	$(55,327,106)	$(105,598,835)

(a)	Includes $- received from affiliated issuers held by the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.
16	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		VALUE PLUS FUND		VALUE FUND
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
FROM INVESTMENT OPERATIONS:
Net investment income	$1,174,147	$2,771,459	$1,388,220	$3,545,987	$138,895	$283,366
Net realized gains (losses)	23,731,742	67,855,256	(1,842,445)	102,906,368	54,229,565	97,383,675
Net change in unrealized appreciation (depreciation)	(52,123,171)	(4,634,222)	(54,872,881)	(11,700,286)	(159,967,295)	44,443,637
Net increase (decrease) in net assets resulting from operations	(27,217,282)	65,992,493	(55,327,106)	94,752,069	(105,598,835)	142,110,678

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	–	(44,690,042)	(266)	(63,076,396)	2,926	(82,362,181)
Institutional Class	–	(16,879,498)	–	(37,174,914)	–	(8,133,529)
Total distributions to shareholders	–	(61,569,540)	(266)	(100,251,310)	2,926	(90,495,710)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	5,176,195	33,011,130	8,270,320	48,060,918	4,639,081	11,163,910
Dividends reinvested	(5)	43,823,099	266	61,848,519	6	78,814,826
Value of shares redeemed(a)	(18,469,341)	(45,693,900)	(21,744,100)	(69,396,114)	(21,989,743)	(58,395,404)
Total Investor Class	(13,293,151)	31,140,329	(13,473,514)	40,513,323	(17,350,656)	31,583,332
Institutional Class
Proceeds from shares issued	11,532,520	41,926,938	23,779,919	92,028,162	4,187,485	3,286,277
Dividends reinvested	–	16,679,402	–	32,925,952	–	7,773,389
Value of shares redeemed(a)	(6,608,099)	(15,090,501)	(29,493,801)	(48,914,792)	(4,722,437)	(5,666,321)
Total Institutional Class	4,924,421	43,515,839	(5,713,882)	76,039,322	(534,952)	5,393,345
Net increase (decrease) in net assets derived from capital transactions	(8,368,730)	74,656,168	(19,187,396)	116,552,645	(17,885,608)	36,976,677

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,586,012)	79,079,121	(74,514,768)	111,053,404	(123,481,517)	88,591,645
NET ASSETS AT THE BEGINNING OF THE PERIOD	309,158,068	230,078,947	488,614,608	377,561,204	752,823,619	664,231,974
NET ASSETS AT THE END OF THE PERIOD	$273,572,056	$309,158,068	$414,099,840	$488,614,608	$629,342,102	$752,823,619

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	392,038	2,119,807	221,856	1,014,766	105,238	224,129
Reinvested Shares	–	3,251,018	7	1,554,764	–	1,699,329
Shares Redeemed	(1,407,325)	(3,011,298)	(582,702)	(1,476,284)	(502,124)	(1,181,275)
Net increase (decrease) resulting from share transactions	(1,015,287)	2,359,527	(360,839)	1,093,246	(396,886)	742,183
Institutional Class
Shares Issued	869,031	2,709,570	639,345	1,907,510	90,345	65,426
Reinvested Shares	–	1,231,894	–	833,779	–	163,581
Shares Redeemed	(499,770)	(1,018,981)	(796,667)	(1,049,665)	(113,210)	(115,143)
Net increase (decrease) resulting from share transactions	369,261	2,922,483	(157,322)	1,691,624	(22,865)	113,864

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.
Semi-Annual Report | June 30, 2022	17

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
MID CAP VALUE FUND
Investor Class
June 30, 2022 (Unaudited)	$13.47	$0.05	$(1.26)	$(1.21)	$–	$–	$–	$12.26
December 31, 2021	13.03	0.14	3.53	3.67	(0.12)	(3.11)	(3.23)	13.47
December 31, 2020	12.24	0.13	0.72	0.85	(0.06)	–	(0.06)	13.03
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
Institutional Class
June 30, 2022 (Unaudited)	$13.53	$0.06	$(1.26)	$(1.20)	$–	$–	$–	$12.33
December 31, 2021	13.08	0.18	3.54	3.72	(0.16)	(3.11)	(3.27)	13.53
December 31, 2020	12.27	0.17	0.71	0.88	(0.07)	–	(0.07)	13.08
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
VALUE PLUS FUND
Investor Class
June 30, 2022 (Unaudited)	$39.68	$0.10	$(4.69)	$(4.59)	$–	$–	$–	$35.09
December 31, 2021	39.55	0.31	9.54	9.85	(0.27)	(9.45)	(9.72)	39.68
December 31, 2020	35.48	0.20	4.28	4.48	(0.18)	(0.23)	(0.41)	39.55
December 31, 2019	28.57	0.49	6.94	7.43	(0.52)	–	(0.52)	35.48
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	–	(0.32)	28.57
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	–	(0.05)	33.26
Institutional Class
June 30, 2022 (Unaudited)	$39.39	$0.14	$(4.66)	$(4.52)	$–	$–	$–	$34.87
December 31, 2021	39.33	0.42	9.48	9.90	(0.39)	(9.45)	(9.84)	39.39
December 31, 2020	35.28	0.27	4.29	4.56	(0.28)	(0.23)	(0.51)	39.33
December 31, 2019	28.41	0.55	6.92	7.47	(0.60)	–	(0.60)	35.28
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	–	(0.41)	28.41
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	–	(0.12)	33.10
VALUE FUND
Investor Class
June 30, 2022 (Unaudited)	$46.43	$0.00	$(6.58)	$(6.58)	$–	$–	$–	$39.85
December 31, 2021	43.27	0.01	9.41	9.42	(0.07)	(6.19)	(6.26)	46.43
December 31, 2020	38.54	0.08	4.98	5.06	(0.14)	(0.19)	(0.33)	43.27
December 31, 2019	33.70	0.10	5.94	6.04	(0.11)	(1.09)	(1.20)	38.54
December 31, 2018	41.18	0.08	(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
December 31, 2017	40.41	0.05	3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
Institutional Class
June 30, 2022 (Unaudited)	$47.58	$0.05	$(6.77)	$(6.72)	$–	$–	$–	$40.86
December 31, 2021	44.21	0.08	9.62	9.70	(0.14)	(6.19)	(6.33)	47.58
December 31, 2020	39.36	0.13	5.10	5.23	(0.19)	(0.19)	(0.38)	44.21
December 31, 2019	34.40	0.17	6.06	6.23	(0.18)	(1.09)	(1.27)	39.36
December 31, 2018	41.98	0.15	(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14	3.42	3.56	(0.12)	(2.61)	(2.73)	41.98

The accompanying Notes to Financial Statements are an integral part of these Statements.
18	www.heartlandadvisors.com

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers		Percentage of expenses to average net assets after waivers		Percentage of net investment income (loss) to average net assets before waiver		Percentage of net investment income (loss) to average net assets after waivers		Portfolio turnover rate(c)

(8.98	)%(d)(e)	$194,379	N/A	N/A	1.15	%(f)	1.10	%(f)	0.68	%(f)	0.72	%(f)	39	%(d)
28.12	(e)	227,242	N/A	N/A	1.17		1.10		0.82		0.89		86
6.93	(e)	189,119	N/A	N/A	1.35		1.10		0.96		1.21		68	(g)
25.30	(e)	7,627	N/A	N/A	2.11		1.25		0.12		0.98		62
(8.58	)(e)	5,390	N/A	N/A	2.37		1.25		0.31		1.43		49

8.11	(e)	4,823	N/A	N/A	2.50		1.25		(0.42)		0.83		51

(8.87	)%(d)(e)	$79,193	N/A	N/A	1.03	%(f)	0.85	%(f)	0.81	%(f)	0.99	%(f)	39	%(d)
28.39	(e)	81,916	N/A	N/A	0.98		0.85		1.04		1.17		86
7.18	(e)	40,960	N/A	N/A	1.20		0.86		1.13		1.47		68	(g)
25.58	(e)	7,320	N/A	N/A	1.86		0.99		0.42		1.30		62
(8.28	)(e)	3,211	N/A	N/A	2.28		0.99		0.39		1.68		49
8.37	(e)	2,823	N/A	N/A	2.45		0.99		(0.37)		1.09		51

(11.57	)%(d)	$264,743	1.20%	0.54%	N/A		N/A		N/A		N/A		20	%(d)
24.85		313,703	1.15	0.64	N/A		N/A		N/A		N/A		58
12.64		269,451	1.23	0.63	N/A		N/A		N/A		N/A		90
26.02		279,737	1.19	1.48	N/A		N/A		N/A		N/A		51
(13.13)		259,304	1.18	0.94	N/A		N/A		N/A		N/A		71
9.81		352,173	1.19	0.13	N/A		N/A		N/A		N/A		75

(11.47	)%(d)	$149,357	N/A	N/A	0.98	%(f)	0.98	%(f)	0.77	%(f)	0.77	%(f)	20	%(d)
25.11		174,912	N/A	N/A	0.92		0.92		0.88		0.88		58
12.93		108,110	N/A	N/A	0.97		0.97		0.84		0.84		90
26.29		64,446	N/A	N/A	0.98		0.98		1.67		1.67		51
(12.93)		54,169	N/A	N/A	0.95		0.95		1.15		1.15		71
10.04		69,506	N/A	N/A	0.97		0.97		0.33		0.33		75

(14.17	)%(d)	$571,954	1.14%	0.02%	N/A		N/A		N/A		N/A		27	%(d)
21.81		684,923	1.04	0.03	N/A		N/A		N/A		N/A		45
13.14		606,172	1.10	0.22	N/A		N/A		N/A		N/A		49
17.96		598,325	1.10	0.26	N/A		N/A		N/A		N/A		42
(12.15)		570,608	1.07	0.19	N/A		N/A		N/A		N/A		37
8.42		726,558	1.09	0.12	N/A		N/A		N/A		N/A		35

(14.12	)%(d)	$57,388	N/A	N/A	0.96	%(f)	0.96	%(f)	0.21	%(f)	0.21	%(f)	27	%(d)
21.96		67,901	N/A	N/A	0.92		0.92		0.15		0.15		45
13.31		58,060	N/A	N/A	0.95		0.95		0.38		0.38		49
18.14		55,832	N/A	N/A	0.92		0.92		0.43		0.43		42
(11.98)		62,531	N/A	N/A	0.90		0.90		0.36		0.36		37
8.59		73,924	N/A	N/A	0.91		0.91		0.34		0.34		35

The accompanying Notes to Financial Statements are an integral part of these Statements.
Semi-Annual Report | June 30, 2022	19

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

(a)	Redemption fees represent less than $.01 on a per share basis.

(b)	Calculated using the average shares method.

(c)	Portfolio turnover rate is calculated at the Fund level.

(d)	Not Annualized.

(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(f)	Annualized.

(g)	For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchases of $58,658,022 and sold of $36,894,276 in the effort to realign the Mid Cap Value Fund’s portfolio holdings after the reorganization of the ALPS | WMC Research Value Fund into the Mid Cap Value Fund and the value of securities purchased of $2,929,666 and sold of $1,852,981 after the reorganization of the Heartland Select Value Fund into the Mid Cap Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.
20	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
June 30, 2022 (Unaudited)

1. ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2021, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2021, the following reclassifications were made to increase (decrease) such amounts:

	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
MID CAP VALUE FUND	$(4,915,941)	$4,915,941
VALUE PLUS FUND	(11,366,556)	11,366,556
VALUE FUND	(3,978,829)	3,978,829

Semi-Annual Report | June 30, 2022	21

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
June 30, 2022 (Unaudited)

These reclassifications are primarily due to the use of tax equalization and wash sales and capital loss carry forwards from merger. Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of June 30, 2022, the Funds were not invested in any illiquid securities as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of June 30, 2022, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

22	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited)

3. FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 –	Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.
Level 3 –	Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2022:

MID CAP VALUE FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$272,445,452	$–	$–	$272,445,452
Short-Term Investments	311,851	–	–	311,851
Total	$272,757,303	$–	$–	$272,757,303

VALUE PLUS FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$406,170,315	$–	$–	$406,170,315
Short-Term Investments	7,437,063	–	–	7,437,063
Total	$413,607,378	$–	$–	$413,607,378

VALUE FUND

INVESTMENTS IN SECURITIES AT VALUE	LEVEL 1 - QUOTED AND UNADJUSTED PRICES	LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS(a)	LEVEL 3 - SIGNIFICANT UNOBSERVABLE INPUTS(b)	TOTAL
Common Stocks	$600,414,624	$–	$–	$600,414,624
Short-Term Investments	29,923,192	–	–	29,923,192
Total	$630,337,816	$–	$–	$630,337,816

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six month period ended June 30, 2022, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Semi-Annual Report | June 30, 2022	23

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited)

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Options Contracts

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. During the six month period ended June 30, 2022, the Funds were not invested in option contracts.

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. There are no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2022.

5. SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of June 30, 2022, the Funds did not have any securities on loan.

24	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited)

6. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class Shares and 0.85% for the Institutional Class Shares through at least April 5, 2024, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the six month period ended June 30, 2022, expenses of $48,225 for Investor Class and $73,899 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the six month period ended June 30, 2022, $182,299 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent, fund accounting and fund administration services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

7. EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six month period ended June 30, 2022, as follows:

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$17,763	$23	$58
Institutional Class	–	64	–
Total	$17,763	$87	$58

Semi-Annual Report | June 30, 2022	25

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited)

8. INVESTMENT TRANSACTIONS

During the six month period ended June 30, 2022, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

	COST OF PURCHASES	PROCEEDS FROM SALES
MID CAP VALUE FUND	$113,475,114	$118,363,158
VALUE PLUS FUND	88,185,407	109,012,281
VALUE FUND	181,733,047	225,802,826

9. FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as RICs under Subchapter M of the Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six month period ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2022, are displayed in the table below.

	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION/ (DEPRECIATION)
MID CAP VALUE FUND	$279,608,841	$19,341,646	$(26,193,184)	$–	$(6,851,538)
VALUE PLUS FUND	401,732,052	46,003,727	(34,128,401)	–	11,875,326
VALUE FUND	590,022,188	110,834,136	(70,518,508)	–	40,315,628

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

10. TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the six month period ended June 30, 2022. The Mid Cap Value and Value Plus Funds had no transactions with affiliates during the six month period ended June 30, 2022.

SECURITY NAME	FAIR VALUE AS OF DECEMBER 31, 2021	PURCHASES	SALES	FAIR VALUE AS OF JUNE 30, 2022	SHARE BALANCE AS OF JUNE 30, 2022	DIVIDENDS	CHANGE IN UNREALIZED GAIN (LOSS)	REALIZED GAIN (LOSS)
Hudson Global, Inc.	$7,534,200	$–	$–	8,157,720	259,800	$–	$623,520	$–
Lincoln Educational Services Corp.	13,819,500	–	–	11,673,500	1,850,000	–	(2,146,000)	–
Perma-Fix Environmental Services, Inc.	5,462,790	–	(59,276)	4,421,880	852,000	–	(919,579)	(62,055)
Total	26,816,490		$(59,276)	$24,253,100	2,961,800	$–	$(2,442,059)	$(62,055)

26	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited)

11. NEW REGULATORY REQUIREMENTS

In November 2020, the SEC adopted Rule 18f-4 under the 1940 Act and issued Release No. IC-34084, Use of Derivatives by Registered Investment Companies and Business Development Companies (“Rule 18f-4”), to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 will replace existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 will require registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. The compliance date for Rule 18f-4 is August 19, 2022. When fully implemented, asset segregation and coverage practices may be impacted. Management is currently assessing the potential impact of Rule 18f-4 for the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements, if any.

12. SHAREHOLDER VOTING RESULTS

A special meeting of shareholders of Heartland Group, Inc. (the “Company”) was held on April 5, 2022. At the special meeting, shareholders voted on proposals to elect six directors to serve on the Board of Directors and to approve a new investment advisory agreement between the Company, on behalf of the Heartland Value, Heartland Value Plus and Heartland Mid Cap Value Funds (together, the “Funds”), and Heartland Advisors, Inc., the investment adviser to the Funds (the “Advisor”). Further details regarding each proposal and the special meeting are contained in a definitive proxy statement filed with the Securities and Exchange Commission on January 14, 2022.

At the special meeting, the following actions were taken:

(1) The following individuals were elected to serve on the Board of Directors by the shareholders of the Funds, voting together in the aggregate:

NAME OF DIRECTOR	FOR	WITHHOLD
Ward D. Armstrong	29,478,377.636	1,362,551.859
Dianna Gonzales-Burdin	29,469,311.793	1,371,617.702
Dale J. Kent	29,476,879.034	1,364,050.461
Robert A. Rudell	29,476,718.973	1,364,210.522
Dina A. Tantra	29,392,604.179	1,448,325.316
William (“Will”) R. Nasgovitz	29,526,910.871	1,314,018.624

(2) A new investment advisory agreement between the Company, on behalf of each Fund, and the Advisor was approved by the shareholders of each Fund (each voting separately) as follows:

FUND NAME	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Heartland Value Fund	7,044,675.315	263,576.315	286,423.327	1,584,267.467
Heartland Value Plus Fund	5,157,644.384	155,150.543	193,820.472	2,021,809.237
Heartland Mid Cap Value Fund	10,005,140.899	255,293.979	522,310.168	3,350,797.389

13. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | June 30, 2022	27

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from January 1, 2022 through June 30, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/22	ENDING ACCOUNT VALUE 6/30/22	EXPENSES PAID DURING THE PERIOD(a) 1/1/22 - 6/30/22	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/22 - 6/30/22
Mid Cap Value Fund - Investor	$1,000.00	$1,055.30	$5.45	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,000.00	4.22	0.85
Value Plus Fund - Investor	1,000.00	1,000.00	5.95	1.20
Value Plus Fund - Institutional	1,000.00	1,000.00	4.86	0.98
Value Fund - Investor	1,000.00	1,000.00	5.65	1.14
Value Fund - Institutional	1,000.00	1,000.00	4.76	0.96

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/22	ENDING ACCOUNT VALUE 6/30/22	EXPENSES PAID DURING THE PERIOD(a) 1/1/22 - 6/30/22	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/22 - 6/30/22
Mid Cap Value Fund - Investor	$1,000.00	$1,019.34	$5.51	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,020.58	4.26	0.85
Value Plus Fund - Investor	1,000.00	1,018.84	6.01	1.20
Value Plus Fund - Institutional	1,000.00	1,019.93	4.91	0.98
Value Fund - Investor	1,000.00	1,019.14	5.71	1.14
Value Fund - Institutional	1,000.00	1,020.03	4.81	0.96

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com and on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI, 53202.

28

DEFINITIONS AND DISCLOSURES

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

Bear Market occurs when the price of a group of securities is falling or is expected to fall.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Bull Market occurs when the price of a group of securities is rising or is expected to rise.

Cash Per Share is calculated by dividing the free cash flow of a company by the number of shares outstanding.

Consumer Sentiment Index is a telephone survey conducted by the University of Michigan Consumer Research Center, which phones 500 consumers to ask their opinion on personal finances and business conditions. Consumers are asked five questions concerning household financial conditions and their expectations for household financial conditions in one year; their expectations for business conditions in one year as well as expectations for the economy in five years, and their buying plans. This release provides an early indication of consumer expectations that are a leading indicator for the business cycle. The monthly survey has a moderate impact on the financial markets because if consumer confidence declines, then consumer spending is likely to weaken. The data is seasonally adjusted. With consumer spending making up two-thirds of gross domestic product, consumer behavior is closely watched.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization (EV/EBITDA) Ratio is a financial indicator used to determine the value of a company and is calculated by dividing the entire economic value of the company (enterprise value) by its earnings before interest, taxes, depreciation, and amortization (EBITDA).

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Inflation Risk is the possibility that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency.

Leverage is the amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Net Debt is a metric that shows a company’s overall debt situation by netting the value of a company’s liabilities and debts with its cash and other similar liquid assets.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Risk on/Risk off Theory is an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. Risk-on risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2022 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds’ investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the Fund’s investments.

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In accordance with Rule 22e-4 under the Investment Company Act of 1940, the Corporation has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management of each Fund and to protect Fund shareholders from dilution of their interests. The Board has appointed Heartland Advisors, Inc., the Funds’ investment advisor, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated the administration of the Program to the members of its Pricing Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On May 12, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) for the period April 1, 2021 through March 31, 2022. The Report provided an assessment of each Fund’s liquidity risk, which is the risk a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in the Fund. The Program Administrator assessed each Fund’s liquidity risk (under both normal and reasonably foreseeable stressed marked conditions) through the consideration of various liquidity risk factors, including each Fund’s investment strategy, the liquidity of portfolio investments and projected cash flows. The Report noted that the Program Administrator has retained ICE Data Services, a third party vendor, to provide portfolio classification services, and that each Fund predominantly held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Program Administrator noted that no material changes had been made to the Program since the Board’s last approval of the Program.

The Program Administrator concluded that in all market conditions and under Fund-specific stresses since inception and including the review period, each Fund has been able to meet redemption needs without significant dilution to the Fund’s remaining investors. The Program Administrator determined that the Program is adequate and is operating effectively.

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INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, May 2003 to present (6 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director and Chair of the Audit Committee	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time) R&R insurance, September 2017 to December 2019; Director (part-time),Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Ward D. Armstrong Date of Birth: 1/54	Director and Chair of the Nominating and Governance Committee	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (11 registered funds).

Dianna Gonzales-Burdin Date of Birth: 8/61	Director	Since 4/22	Retired; Managing Director and Partner of Strategic Investment Group (a registered investment advisor), December 1991 to March 2021; employed by Barclays Global Investors (f/k/a Wells Fargo Nikko Investment Advisors), in the portfolio implementation and transaction management groups prior to 1991.	3	None

Dina A. Tantra Date of Birth: 10/69	Director	Since 4/22	Co-Chief Executive Officer, Global Rhino, LLC (consulting firm), October 2018 to present; Chief Strategy Officer, CCO Technology, LLC (d/b/a Joot) (consulting and technology firm), February 2019 to present; Executive Vice President, Ultimus Fund Solutions (fund administrator and distributor), August 2017 to September 2018; Managing Director, Foreside Financial Services, LLC (fund administrator and distributor), July 2016 to August 2017; Director and General Counsel, Beacon Hill Fund Services (fund administrator and distributor), February 2008 to July 2016.	3	Trustee, Boston Trust & Walden Funds, August 2021 to present (10 mutual funds); Trustee, Thornburg Income Builder Opportunities Trust, October 2020 to present (1 closed-end fund); Director, Advisers Investment Trust, 2012 to 2017 (16 funds).

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INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	Chief Executive Officer President and Director	Since 5/12 Since 1/20	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	3	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. Will is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong, Dianna Gonzales-Burdin, and Dina A. Tantra. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, and the operation of the Funds’ pricing procedures, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2022.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had three meetings during the twelve months ended June 30, 2022.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

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Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006913/0823

(b)	Not applicable.
Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to stockholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced in Item 2 was filed as Exhibit 13(a)(1) to Registrant's Certified Shareholder Report on Form N-CSR on February 19, 2020 and is incorporated herein by reference.
(a)(2)	A separate certification for the registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.
(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 19, 2022

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 19, 2022